UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 22, 1998
                                                    -------------------

                         THE BLACK & DECKER CORPORATION
             (Exact name of registrant as specified in its charter)

      Maryland                     1-1553                      52-0248090
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

           Towson, Maryland                                      21286
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:          410-716-3900

                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS
On September 22, 1998, the Corporation announced that it has closed on the sale of its glass container-making and inspection equipment business, Emhart Glass, to Bucher Holding A.G. of Switzerland. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated September 22, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         Exhibit 99   Press Release of the Corporation dated September 22, 1998.




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                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE BLACK & DECKER CORPORATION


                            By /s/ STEPHEN F. REEVES
                               Stephen F. Reeves
                               Vice President and Controller